SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 16, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                          0-10822                25-122932
 (State of other jurisdiction    (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification No.)


        300 Indian Springs Road, Indiana, Pennsylvania      15701
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Biocontrol Technology, Inc. is having discussions with NeuroControl regarding the status of its contract. The Company's position is that the contract continues to be valid, and is negotiating with NeuroControl regarding the work-in-progress. Depending upon the outcome of the Company's negotiations, orders for additional units may be limited or discontinued.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information
               Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED: July 16 , 1998